EXECUTION VERSION
AMENDMENT NO. 1
Dated as of April 26, 2022
to
CREDIT AGREEMENT
Dated as of September 17, 2021
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of April 26, 2022 by and among Funko Acquisition Holdings, L.L.C., a Delaware limited liability company (the “Company”), the Subsidiary Borrowers party hereto (the “Subsidiary Borrowers” and, together with the Company, the “Borrowers” and each, a “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement dated as of September 17, 2021 by and among the Borrowers and the other Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement.
WHEREAS, the Borrowers have requested that the Required Lenders and the Administrative Agent agree to make certain amendments to the Existing Credit Agreement; and
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendment to the Existing Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a)Section 1.01 of the Existing Credit Agreement is amended to add the following defined terms thereto in the appropriate alphabetical order:
“Amendment No. 1 Effective Date” means April 26, 2022.
“Designated Proceeds” means, at any time, an amount equal to the sum of (a) without duplication, the aggregate amount of net cash proceeds received by the Company from the issuance of Qualified Equity Interests to the Public Holdco (any such Qualified Equity Interests, “Designated Qualified Stock”), minus (b) the aggregate amount of all Restricted Payments made pursuant to Section 6.06(e) with the net cash proceeds of such Designated Qualified Stock.
(b)Section 6.06(e) of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

(e) other Restricted Payments of the Company to the extent (i) such Restricted Payments are financed solely with Designated Proceeds that remain in cash on the Company’s balance sheet and (ii) at the time of making each such Restricted Payment and immediately after giving pro forma effect thereto and any Indebtedness incurred or assumed in connection therewith, (x) no Event of Default shall have occurred and be continuing or would result therefrom and (y) the Company is in compliance with the financial covenants set forth in Section 6.10;
(c)Section 6.07 of the Existing Credit Agreement is amended to add the following sentence at the end of the existing Section 6.07:
“For the avoidance of doubt, any Restricted Payment contemplated by Section 6.06(e) and transactions in connection therewith shall be permitted under this Section 6.07.”
(d)Section 6.12 of the Existing Credit Agreement is amended to add the following after the existing proviso and immediately before the “.”:
“; provided, further that, for the avoidance of doubt, any issuance of Designated Qualified Stock shall be permitted by this Section 6.12”
2.Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the satisfaction of the following conditions precedent:
(a)The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers and the Required Lenders.
(b)The Administrative Agent shall have received payment of the Administrative Agent’s fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment for which invoices have been presented not less than three (3) Business Days prior to the Amendment No. 1 Effective Date (except as otherwise reasonably agreed by the Company).
3.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
(a)This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of such Borrower and, in the case of the Amended Credit Agreement, the other Loan Parties party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the representations and warranties of the Loan Parties set forth in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) only as of such specified date).
4.Reference to and Effect on the Existing Credit Agreement.

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(a)Upon the effectiveness hereof, each reference to the Existing Credit Agreement in the Existing Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.
(b)On behalf of itself and each of the other Loan Parties, each Borrower hereby (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Loan Parties arising under or pursuant to the Loan Documents to which each such Loan Party is a party, (ii) reaffirms all of the Loan Parties’ obligations under the Existing Credit Agreement and the other Loan Documents to which each such Loan Party is a party and (iii) acknowledges and agrees that the Existing Credit Agreement and each other Loan Document executed by each such Loan Party remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Existing Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment is a Loan Document.
5.Governing Law. This Amendment shall be governed by and construed in accordance with and governed by the law of the State of New York. The parties hereto agree that provisions of Sections 9.09 and 9.10 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided, that, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature, and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.
[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

FUNKO ACQUISITION HOLDINGS, L.L.C.,
as a Borrower

By:_/s/ Jennifer Fall Jung _______________
Name: Jennifer Fall Jung
Title: Chief Financial Officer

FUNKO HOLDINGS LLC,
as a Borrower

By:_/s/ Jennifer Fall Jung ________________
Name: Jennifer Fall Jung
Title: Chief Financial Officer

FUNKO, LLC,
as a Borrower

By:_/s/ Jennifer Fall Jung _________________
Name: Jennifer Fall Jung
Title: Chief Financial Officer

LOUNGEFLY, LLC,
as a Borrower

By:_/s/ Jennifer Fall Jung ________________
Name: Jennifer Fall Jung
Title: Chief Financial Officer

FUNKO GAMES, LLC,
as a Borrower

By: /s/ Jennifer Fall Jung ________________
Name: Jennifer Fall Jung
Title: Chief Financial Officer

Signature Page to Amendment No. 1 to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:_ /s/ Peter Christensen ________________
Name: Peter Christensen
Title: Executive Director
Signature Page to Amendment No. 1 to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

Name Lender:

PNC Bank N.A.

By __/s/__ Janeann Fehrle________________
Name: Janeann Fehrle
Title: Senior Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

Name Lender:

KEYBANK NATIONAL ASSOCIATION

By:_ /s/ Brian P. Fox ________________
Name: Brian P. Fox
Title: Senior Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

Citizens Bank, N.A.

By:_ /s/ Bryan Milinovich ________________
Name: Bryan Milinovich
Title: Managing Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

Name Lender:

BANK OF THE WEST

By __/s/_Leni Welsch________________
Name: Leni Welsch
Title: Director, Market Manger

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Signature Page to Amendment No. 1 to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:_ /s/ Mary Beth Dam ________________
Name: Mary Beth Dam
Title: SVP, 22710

Signature Page to Amendment No. 1 to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

Name Lender:

Bank of America, N.A.

By __/s/_ Cristina Meneses ________________
Name: Cristina Meneses
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

Name Lender:

U.S. BANK NATIONAL ASSOCIATION

By __/s/_ Ken L. Case ________________
Name: Ken L. Case
Title: Senior Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

Name Lender:

MUFG UNION BANK, N.A.

By __/s/_ Matthew Norman ________________
Name: MATTHEW NORMAN
Title: DIRECTOR

Signature Page to Amendment No. 1 to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:_ /s/ Heather Ray ________________
Name: Heather Ray
                        Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of September 17, 2021
Funko Acquisition Holdings, L.L.C., et al.